Waddell & Reed Advisors Funds

Supplement dated October 2, 2013 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2013

and as supplemented May 2, 2013

Changes in Investment Minimums

Effective January 1, 2014, for Class A or Class C shares, the minimum amount to open an account will increase to $750 from $500 (per Fund), the minimum amount to open an account with automatic investment service (AIS) will increase to $150 from $50 (per Fund), and the minimum amount to add to an AIS account will increase to $50 from $25 (per Fund). In addition, effective January 1, 2014, for Class A or Class C shares, the minimum amount to open an account via an exchange will increase from $100 to either (i) a single $750 exchange, or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month AIS or (b) a $50 per month systematic exchange from another Fund.

Addition of Account Fee

For Class A or Class C shares, if your account balance falls below $750 (per Fund) at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $750 at the time of the assessment. For Class A or Class C shares, any Fund account with a balance below $750 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active AIS and the Fund account was opened less than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase, Defined Benefit Plan, or a payroll deduction plan (IRA, Roth IRA, SEP, SIMPLE IRAs, 401(k), 403(b) and 457 plans) and the Fund account was opened less than 12 months prior to the date of the assessment; or (iii) the Fund account is held on a third party platform. For purposes of the fee assessment, your Fund account balance will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals.

Closure of Class B Shares for Purchase by New and Existing Investors

Effective January 1, 2014, the Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Waddell & Reed Advisors Funds and Ivy Funds.

Supplement	Prospectus	1